                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 3, 2005

                             Advanced Photonix, Inc
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       Delaware                       1-11056                   33-0325836
--------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)

     1240  Avenida Acaso, Camarillo, California                   93012
--------------------------------------------------------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

Registrant's telephone number, including area code:   (805) 987-0146

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective Friday, June 3, 2005, the Board of Directors of Advanced Photonix, Inc ("API") approved the amended and restated By-Laws (the "Amendment") of API pursuant to which the number directors was increased to between five and eleven directors from between three to seven in order to maintain the majority of independence of the board of directors of API. In addition, the Amendment amended Article II Section 1 of the By-Laws of API by (i) removing the requirement that at least one director must be a citizen of the United States and (ii) removing the sentence that read "Until otherwise determined by the Board of Directors, the exact number of directors shall be fixed at four."

A full text of the By-Laws is filed as an exhibit to this Current Report, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit
Number           Exhibit
--------         ---------------------------------------------------------------
   3(ii)         By-Laws (As amended on June 3, 2005).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ADVANCED PHOTONIX, INC.

                                  By:     /s/ Richard Kurtz
                                          ______________________________________
                                          Richard Kurtz, Chief Executive Officer

Dated: June 8, 2005

                                  Exhibit Index

Exhibit No.                     Exhibit Description
-----------                     ------------------------------------------------
   3(ii)                        By-Laws (As amended on June 3, 2005)